SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2004

(Exact name of registrant as specified in its charter)

Kentucky	0-1469	61-0156015
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

700 Central Avenue, Louisville, KY 40208
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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CHURCHILL DOWNS INCORPORATED

INDEX

Item 7.01	Regulation FD Disclosure
The registrant's press release dated September 24, 2004, reporting that the U.S. Bankruptcy Court, Eastern District of Louisiana, approved registrant's acquisition of the Fair Grounds Race Course, is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein. This information is being furnished to the U.S. Securities and Exchange Commission pursuant to Regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHURCHILL DOWNS INCORPORATED
September 24, 2004	/s/Michael W. Anderson Michael W. Anderson Vice President, Finance and Treasurer

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